LIVEXLIVE

THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS

NASDAQ: LIVX

WHERE LIVE MUSIC LIVES

SAFE HARBOR

The information in this presentation is provided to you by LiveXLive Media, Inc. (the “Company”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company’s and Slacker’s growth strategy, including relating to their technology platforms and applications, management’s relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company’s 10-K , filed with the Securities and Exchange Commission on June 29, 2018 (the “SEC”) and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of December 31, 2018. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date

LIVEXLIVE



IS THE WORLD'S LEADING PREMIUM STREAMING PLATFORM DEVOTED TO LIVE MUSIC, INTERNET RADIO AND MUSIC-RELATED VIDEO CONTENT

WORLD CLASS MANAGEMENT TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, & prior public company experience as Executive Chairman of Mandalay Digital Group



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Matt Baxter – *Head of Content*

Extensive experience in Original Programming, including video production, editorial strategy, branded entertainment, and content distribution



Jonathan Anastas – *Chief Marketing Officer*

Delivered award-winning marketing campaigns across Entertainment, Gaming, Music, Automotive and Action Sports; delivering subscribers, revenue and engagement



Jerry Gold – *Chief Strategy Officer and Director*

Former Executive Vice President and CFO of Warner Music Group and Senior Partner at Ernst & Young



Michael Zemetra – *Chief Financial Officer*

Built and led financial organizations across multi-billion-dollar companies, former Vice President of Finance at J2 Global, and previously the SVP and Chief Accounting Officer at Demand Media



David Schulhof – *Chief Development Officer*

More than 20 years of experience as an executive in the music, digital media and private equity sectors specializing in the development and operations of music publishing and recording rights



Tad Ro – *Head of Product*

Deep expertise in product management, design, UX/UI, digital media strategies and developing interactive, multimedia entertainment products across Web, Mobile, VOD and wireless OTT platforms



Alex Brough – *Sales and Brand Partnerships*

Developed and integrated advertising solutions on behalf of national brands across audio, video, digital, social, mobile, and event platforms

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

DISTINGUISHED AND EXPERIENCED BOARD OF DIRECTORS



Ramin Arani– *Independent Director*

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Craig L. Foster - *Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Tim Spengler – *Independent Director*

Current President of Densu Aegis and former President of Clear Channel Media and Interpublic Group



Jay Krigsman - *Independent Director*

Executive Vice President and Asset Manager of The Krausz Companies

SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS



Steven Bornstein

Former CEO of ESPN and NFL Network



Jason Flom

CEO of Lava Records



Chris McGurk

Former COO of MGM and Universal Pictures



Hank Neuberger

Lead Producer of Coachella, Lollapalooza



Jules Haimovitz

Former President of Viacom and Founder of Showtime



Roger Werner

Former CEO and President of ESPN and Speedvision,


LIVEXLIVE
PRESENTS

Click the above image to view the video

FESTIVAL GROWTH TO REVENUE GROWTH – LIVE NATION CASE STUDY



Share Price
Events
Live Events
Share Price
10,000
7,500
5,000
2,500
0
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18

Source: Live Nation

KEY MACRO DRIVERS



SIGNIFICANT UNMET DEMAND FOR NEW WAYS TO EXPERIENCE LIVE MUSIC

GROWTH OF MOBILE


2020
2.9 Billion
1.6 Billion
2014

Over 2.5 billion smartphone users globally in 2018

LOVE OF LIVE MUSIC


COACHELLA

32M people attend at least one music festival in the U.S. annually
51% of U.S. attended a live music event in 2015

DESIRE FOR PREMIUM CONTENT

NETFLIX

MUSIC

Spotify

Subscribers:
130 million Netflix
83 million Spotify
40 million Apple Music

ACCEPTANCE OF LIVE STREAMING


Forbes
STREAMING GROWS UP

Users watch live video 3x longer and comment 10 times more than recorded footage

Source: BBC, Billboard, Emarketer, Facebook Live, Forbes, The Verge, Statista

PREMIUM SERVICES AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT

1. PAY FOR PREMIUM SERVICES

401 MILLION global OTT video paid subscribers in 2017

176 MILLION global music paid subscribers in 2017

64% OF INTERNET USERS globally use a music streaming service

2. SUBSCRIBE TO MULTIPLE SERVICES

Used Multiple Music Apps for Streaming

September 2016



57%
39%
18-34
35 +
APP

3. DIGITAL MUSIC REVENUE BY SOURCE



2013
67%
19%
8%
6%
2017
28%
39%
11%
21%
Permanent Downloads
Subscription Streaming
Ad-Support Streaming
Mobile Personalization & Other

NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM

POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS



U.S. LIVE MUSIC
'16-'20 CAGR: 1.1%
$28.0B
$29.5
LIVEXLIVE
MEDIA
GLOBAL DIGITAL MUSIC STREAMING
'16-'20 CAGR: 19.6%
$5.4B
$11.1 B
'16-'20 CAGR: 11.5%
$19.
$30.
GLOBAL OTT/STREAMING

Source: IBISWorld, PWC

KEY LIVEXLIVE KPI TRACKING YTD

- Fiscal Year Goal: 27+ festivals, 400+ hours of content

Festival Livestreams

- **44M+**
  Live Streams (YTD)
- **18**
  Music Festivals (YTD)
- **400+**
  Artists Streamed (YTD)

Reach & Platforms

- **125+**
  Countries Reached
- **643k+**
  Paid Subscribers
- **1.2M+**
  Monthly Active Users

Original Content

- **325+**
  Hours of Live Music
- **200+**
  Original short-form content pieces developed for the LXL platform and channels
  - Artist Profiles
  - Artist Interviews
  - Field shot segments
  - Pilots
  - VODs

Note: LIVX's fiscal year ends March 31st |
YTD progress denotes 3/31/2018 – 12/31/2018


LIVEXLIVE
CONTENT
LIVEXLIVE

CONTENT: 2018 FESTIVAL LINEUP

OVER 2,000 MUSIC FESTIVALS WORLDWIDE PRESENTS SIGNIFICANT OPPORTUNITY

27 FESTIVAL FOOTPRINT X 8 HOURS OF CONTENT PER DAY X 3 DAYS PER FESTIVAL = SEVERAL HUNDRED HOURS OF LIVE AAA CONTENT, MAKING LIVEXLIVE MEDIA THE LARGEST LIVE MUSIC STREAMING COMPANY

2018 STREAMING LINEUP – 2x YoY Social Reach

POST MALONE | DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA | BIG SEAN | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL | AVENGED SEVENFOLD | MUSE | RICK ROSS | LORDE | ZEDD | J. COLE | FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | PEARL JAM | AFROJACK | WAKA FLOCKA FLAME | A$AP ROCKY | FRENCH MONTANA | THE KILLERS | TYLER, THE CREATOR | MARTIN GARRIX | THIRTY SECONDS TO MARS | WIZ KHALIFA | ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT LIL PUMP | LIL UZI VERT | MARILYN MANSON | MIGOS | FEARNE COTTON | 21 SAVAGE | DJ SNAKE | THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO | ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD | BUGZY MALONE | XXXTENTACION | KODAK BLACK | W&W | ZARA LARSSON | JACK JOHNSON | MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS | KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE |

YouTube

TOTAL SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM 1.1 BILLION

*THIS SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS.

DISTRIBUTION: A GLOBAL STREAMING SERVICE



Streams LiveXLive content

LIVEXLIVE streams in over 125 countries worldwide

CONTENT: INSOMNIAC

- The global thought leader in Dance Music, inclusive of EDM
- 400+ festivals, concerts and club nights during 25 year history
- 4+ million event attendees across US, China, Brazil, Mexico, Japan and UK
- EDC Las Vegas is the largest multi-day festival in North America with more than 400,000 attendees
- In partnership with Live Nation

- 1st company-wide partnership agreement
- LiveXLive has secured 5-year, exclusive, global digital broadcast rights across all Insomniac events, including up to 20 festivals and 100 events annually
- Rights include Electric Daisy Carnival (EDC)
- Will establish Insomniac Channel across LiveXLive and Slacker platforms
- Broadcast mediums to included streaming, VOD, AR, VR, theatrical, and select audio

LIVEXLIVE IN THE NEWS....

Forbes

LiveXLive Looks To Mirror MTV And ESPN As The First Global Network For Live Music Events

Julian Mitchell Contributor
Entrepreneurs

TWEET THIS

- We're all about live music and capturing the live experience.
- Similar to how ESPN built Sportscenter as their flagship program, we're applying the same approach to music.



KIA

Variety

LiveXLive Wants to Make the 'SportsCente Live Music

By JANKO ROETTGERS



Live entertainment company LiveXLive wants to make streams of b concerts about a lot more than just the gigs. The Santa Monica-ba company is getting ready to unveil a new show format dubbed "Liv at the upcoming Rolling Loud Festival in Los Angeles later this mo will include artist interviews, music news, commentary and more.

Sounds a bit like something you might expect for the TV broadcast ballgame? That's no accident. "We took the playbook from ESPN to to music," explained LiveXLive chairman and CEO Rob Ellin during interview with Variety, likening the format to a "'SportsCenter' for

VentureBeat

LiveXLive wants to dominate music festival livestreaming

DEAN TAKAHASHI @DEANTAK DECEMBER 4, 2018 5:15 AM



Above: LiveXLive is streaming dozens of concerts.
Image Credit: LiveXLive

LiveXLive started four years ago with the aim of streaming live music festivals around the world. This year, it will stream 350 hours from 16 festivals to more than 40 million viewers, and today the company is announcing that it will handle streaming at the Rolling Loud Festival in Los Angeles.

CONTENT: 3 FESTIVALS STREAMED SIMULTANEOUSLY

Recent Festivals Streamed by LiveXLive

OVERVIEW MAY 18-20, 2018

STREAMED 3 MAJOR MUSIC FESTIVALS

3 MAJOR MUSIC FESTIVALS

LARGE ONLINE PRESENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):

25 MILLION PEOPLE

CROSS PLATFORM

LIVEXLIVE DROVE **500,000** IMPRESSIONS TO SLACKER RADIO

CONTENT SUMMARY

- 3 DAYS OF PERFORMANCES
- 60+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF 11.5 MINUTES
- 125 ARTISTS STREAMED ACROSS 11 STAGES
- FILMED 15+ ORIGINAL PROGRAMMING PILOTS

VIEWS

14+ MILLION

(AS COMPARED TO 6.5 MILLION VIEWS FOR ROCK IN RIO IN 2017)

SUPPORTED PLATFORMS

DISTRIBUTION PARTNERS

SELECT ARTISTS STREAMED

AVENGED SEVENFOLD | THE CHAINSMOKERS | DIPLO | FOSTER THE PEOPLE | KASKADE | TIESTO | THE KILLERS | STONE SOUR | STONE TEMPLE PILOTS

CONTENT: ROLLING LOUD LOS ANGELES

Recent Festival Streamed by LiveXLive


Rolling Loud
SOUTHERN CALIFORNIA

OVERVIEW DECEMBER 14-15, 2018

3 MAJOR MILESTONES ACHIEVED

LAUNCHED LIVE ZONE


LIVE ZONE

LIVE MUSIC PROGRAMMING - 8 CORRESPONDENTS

FEATURED OVER 75 INTERVIEWS

KIA BRANDED EXPERIENCE

POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS):

280 MILLION PEOPLE

SAMSUNG KEY VR PARTNERSHIP

NEXT-GENERATION TECHNOLOGY VR WITH MAJOR PARTNER

CONTENT SUMMARY

- 2 DAYS OF PERFORMANCES
- 20+ HOURS OF LIVE CONTENT
- AVERAGE SESSION LENGTH OF OVER 10 MINUTES
- 85+ ARTISTS STREAMED ACROSS 2 STAGES
- FILMED 10+ ORIGINAL PROGRAMMING PILOTS

VIEWS

3.5+ MILLION

(AS COMPARED TO 1.7 MILLION VIEWS FOR ROLLING LOUD BAY AREA IN OCTOBER 2018)

SUPPORTED PLATFORMS

iOS | tv | android | amazon fireTV | Roku

DISTRIBUTION PARTNERS

YouTube | twitch | f LIVE | dailymotion

SELECT ARTISTS STREAMED

POST MALONE | LIL WAYNE | WIZ KHALIFA | LIL UZI VERT | 21 SAVAGE |

OUR PRODUCTION & DISTRIBUTION PLATFORM



PLATFORM: AUDIO AND VIDEO STREAMING MUSIC SERVICES COME TOGETHER



BEYONCÉ
TOUR RADIO

Services combine recorded music, live music, audio and video including the U.S, music libraries of:

SONY MUSIC

UNIVERSAL MUSIC GROUP

WARNER MUSIC GROUP

- Car distribution to 85 different automobiles, including Tesla
- 350+ curated, interactive music stations with fully interactive music, abc news & exclusive agreement with ESPN
- Content library of over 13m songs and over 55b plays to date
- Significant technology advantages adding video to slacker's audio infrastructure
- Combined music division and on air talent, offering special custom channels for concert tours and festivals



Rock In Rio Radio
ACM Awards 2017

MARKETING AND DISTRIBUTION: OVERVIEW

DEVICES / OPERATING SYSTEMS SUPPORTED / VEHICLES

- android
- iPhone
- iPad
- SONOS
- BlackBerry
- XBOX
- Windows 10
- SAMSUNG
- Roku
- androidauto
- Googlecast
- SONY
- Aol.
- Apple CarPlay
- TESLA
- TOYOTA
- scion
- CHRYSLER
- RAM
- LEXUS
- Jeep
- Ford
- HONDA
- DODGE
- ACURA

LAUNCHED IN FY'19

- Roku
- amazon fireTV
- tv
- YouTube
- twitch
- f LIVE
- dailymotion

CARRIER

- T-Mobile
- verizon
- Sprint
- U.S. Cellular
- TELUS

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS

INFLUENCERS


JOHANNES BARTL


AMANDA CERNY


JAKE PAUL


KING BACH


JUSTIN ROBERTS


Jake Paul: "It's Everyday Bro" First Live Performance Exclusive
1,163,723 views

LXL INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS

ARTISTS


METALLICA


ALICIA KEYS


RED HOT CHILI PEPPERS


MAROON 5


RIHANNA


Demi Lovato – Sober
4,832,608 views

DEMI LOVATO AT ROCK IN RIO, STREAMED BY LXL

LIVEZONE: THE SPORTSCENTER OF LIVE MUSIC

- Launched in December 2018
- Only platform for music fans to watch, listen, experience, discuss, deliberate and enjoy live music and entertainment on a daily basis
- On Location / Live Reports / Music Updates
- Variety of Rich Content and Entertainment News Programs
- Live Chat for Higher Audience Engagement
- Powerful Platform for Brands and Sponsors to Extend Their Audience Reach to via Advertising and Partnerships


KIA
KIA
LIVE ZONE
LIVEXLIVE
WHERE LIVE MUSIC LIVES


LIVEXLIVE
LIVE ZONE

IN-HOUSE PRODUCTION

- LiveXLive's Production Capabilities Include Top-tier Broadcast Facilities, Seasoned Executive Producers, and Best in Class Crew.
- LiveXLive can Produce Premium Live Events for $20k per Hour Compared To Industry Comps at $500k per Hour Today




amazon
-0.46%
cisco
-0.47%
-0.16%
amazon
-0.46%
PayPal
+2.03%
COMCAST
+1.00%
LIVE X LIVE
Nasdaq

MONETIZATION STRATEGY

MONETIZATION AND SERVICES



DISTRIBUTION REVENUE
SUBSCRIPTIONS
IN CHANNEL PURCHASES
TRANSACTIONS
DATA
INTEGRATED MARKETING
ADVERTISERS
ADS
LIVEXLIVE
MEDIA

SELECT FINANCIALS

- Full year March 31, 2019 guidance - Revenue - $37.5M - $45.0M and Adj Ops Income (Loss)* ($10.0M) - ($12.0M)



+450% projected YOY Revenue growth
$37.5M - $45.0M
$8.0M
$7.6M
$7.1M
$0.2M
Revenue
Adj Ops Income (Loss)
FY 2017
FY 2018
Q1 19A
Q2 19A
FY 2019 FC
($3.1M)
$(6.1M)
($4.6M)
($3.6M)
($10.0M) – ($12.0M)

* Adj. Operating income (loss) – see definition on next slide

SELECT FINANCIALS

LiveXLive successfully closed a private placement in June 2018, raising $10.0M in net proceeds by issuing $10.64M of senior convertible debentures, convertible at $10/share

(USD $ in Millions)	Six Months Ended September 30th, 2018
Revenue	$15.6
Adjusted Operating Income (Loss) [1]	($8.2)
(USD $ in Millions)	**As of September 30, 2018**
Cash & Cash Equivalents	$14.1
Total Debt [2]	$14.0
Total Stockholder's Equity	$24.6
Shares Outstanding [3]	51,969,385
Fully Diluted Shares Outstanding [4]	58,620,429

1 Adj. Operating income (loss), a non-GAAP term, is operating income (loss) before (a) non-cash GAAP purchase accounting adjustments for certain deferred rev. & costs, (b) prof. fees attributable to acquisition activity, (c) employee severance payments and 3rd party prof. fees attributable to acquisition & corp. realignment activities, (d) non-recurring rev. assoc. with (reserves for) certain legal settlements of acquired companies prior to acquisition date, and (e) charges pertaining to the shutdown of LXL Tickets, depreciation and amortization (incl. goodwill impairment), & certain stock-based comp. expense

2 Composed of senior secured and unsecured convertible notes, net of discounts

3 As of 9/30/2018

4 Per Form 10-Q filed on November 14th, 2018, this number includes 167,363 warrants outstanding, 5,086,668 options outstanding and 1,397,013 shares issuable underlying the Company's unsecured convertible notes

KEY TAKEAWAYS

- World class management team with deep experience in media brand building and music
- More live streamed festivals, concerts, and special events:
  - 2018 lineup increased to 27 festivals and over 50 events globally
- 350+ streaming radio channels integrated with LiveXLive via Slacker acquisition:
  - Slacker's net subscribers increased from 447,000 at March 31st to 489,000 at June 30th to 610,000+ as of November 28, 2018
- Editorial team and daily news reporting to build authority across LiveXLive platform
- A diverse slate of original and acquired programs
- LXL streaming artists reached more than 360 million fans since May 2018
- Multifaceted monetization strategy including subscription, advertising, sponsorship, D2C commerce
- Industry leading music industry and distribution relationships, including:

Aol. COMPLEX dailymotion MTV SONY MUSIC UNIVERSAL MUSIC GROUP WARNER MUSIC GROUP

CAPITAL MARKETS

Stock

NASDAQ: LIVX

Stock Price (12/31/18):	**$5.86**
Market Cap (11/28/18):	**$305M**
Average Daily Volume:	**122,400**
Shares Outstanding:	**52.0M**
Fiscal Year End:	**March 31**
Top Institutional Shareholders:	**Fidelity** **Rho Capital Partners** **Sandor Advisors** **Primary Investments** **Robert Ellin (CEO)**

News Releases

December 20, 2018
LiveXLive Reports Strong Growth Across All Key Performance Metrics Following Rolling Loud Festival

December 18, 2018
This Weekend: LiveXLive to Livestream the Life is Beautiful Festival Globally, Excluding the United States

December 14, 2018
LiveXLive And Life is Beautiful Music & Art Festival Sign Exclusive Multi-Year Non-US Distribution And Content Production Partnership

December 12, 2018
LiveXLive to Livestream Bumbershoot Festival Labor Day Weekend

December 4, 2018
LiveXLive's Summer of Streaming Continues with HARD Summer Music Festival 2018 This Weekend

November 11, 2018
LiveXLive to Livestream Gryffin Concert November 30

November 26, 2018
LiveXLive Media to Present at Raymond James Technology Investors Conference on December 4, 2018, LD Micro Main Event XI on December 6, 2018, and Maxim Group TMT Conference on December 11, 2018

November 14, 2018
LiveXLive Media Announces Record Results For Second Quarter 2019

November 7, 2018
LiveXLive To Livestream Insomniac's Flagship East Coast Music Festival, EDC Orlando, This Weekend

INVESTOR RELATIONS CONTACT:
BLUESHIRT GROUP
IR@LIVEXLIVE.COM